                                                                  EXHIBIT 10.19

                               Term Sheet Agreement

                                     BETWEEN
        SEIKO INSTRUMENTS, INC. ("SII") AND SUMMIT DESIGN, INC. ("SUMMIT")

                                    AGREEMENT


-    PURPOSE:

         Through acquisition, funding and development endeavors, Summit has recently procured and created the rights to New Products. When combined with Visual HDL, these products provide a sophisticated and complete Behavioral and RTL design environment for IC engineers. Summit and SII desire to amend the current Summit/SII Distributor agreement to include the New Products. Toward that end, the parties agree to the following terms and conditions.

-    NEW PRODUCTS:

         I.   Products from Dasys Inc.:
                   A.  ***
                   B.  Rapid Path Behavioral Synthesis (Scheduler and Allocator)

         II.  Products from Simtech:
                   A.  Virsim
                   B.  HDL Score
                   C.  V-CPU

         III. Combination products developed by Summit through technology creation and integration:
                   A.  Visual IP
                   B.  ***
                   C.  ***
                   D.  ***

-    LOAN AUTHORIZATION INVENTORY:

         I. SII agrees to purchase *** units of Loan Authorization Inventory (LAI) for $***.

         II. This purchase shall be made immediately upon signing of this agreement and payment will be made on or before December 1, 1997.

         III. Summit will ship up to *** copies of each product shown below when such product is released for production. Additional Loan Authorization Inventory and upgrade Loan Authorization Inventory can be purchased by SII for $***. per copy with the approval of Summit.

                                                   LAI UPGRADE
              NEW PRODUCTS                      OR PURCHASE PRICE
              ***                                      $***
              RAPID PATH                               $***
              VIRSIM                                   $***
              HDL SCORE                                $***
              V-CPU                                    $***
              ***                                      $***
              ***                                      $***
              ***                                      $***
              VISUAL IP                                $***
                  TOTAL PURCHASE                                   $***

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

         IV. SII can loan LAI units in efforts of sales of New Products or in conjunction with sales of each of the New Products.

         V. Summit will issue Time Limited Authorization Codes immediately upon SII written requests that are accompanied with the time specification ***, customer name, customer address and a customer contact.

         VI.  LAI units can not be sold or leased to customers.

-    QUOTA & END USER SALES:

         I.   SII guarantees the Quarterly Product Quotas shown in appendix A.

         II. Maintenance price shall be at least *** of customer purchase price.

         III. Maintenance revenue will be shared *** by Summit and *** by SII.

         IV. This section of "Quota and End User sales" replaces and supersedes any previous sections on Quotas and End User Sales.

         V.   In addition SII agrees to purchase *** of Advanced
              Inventory of New Products in each of *** consecutive quarters beginning in the fourth quarter of 1997. ***

                   A. 1998 - *** of orders in excess of Total Quota as shown on Appendix A will be filled from Advanced Inventory.

                   B. 1999 through 2003 - orders in excess of New Product Quota will be filled *** unit from Summit then *** unit from Advanced Inventory.

-    NON COMPETITIVE PRODUCTS:

         I. SII agrees not to sell products that by reasonable comparison and in the judgment of Summit are competitive with Summit products without the prior written consent of Summit.

         II. In the event that SII sells competitive products, then Summit may have additional Distributors for the Summit products for which SII products compete.




                      Signed
         By:  /s/ LARRY J. GERHARD               By:  /s/ SHINICHI ISHIBASHI
              -------------------------               -------------------------
              Larry J. Gerhard                        Shinichi Ishibashi
              President, CEO                          Division Manager
              Summit Design, Inc.                     SII EDA Systems Division


*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                 APPENDIX A (PAGE 1)

                             SII GUARANTEED PRODUCT QUOTA
                        Net to Summit in Thousands of Dollars

     SUMMIT PRODUCTS                         1998             1998         1998        1999            1999         1999
     ---------------                         ----             ----         ----        ----            ----         ----
                                          VISUAL ONLY     NEW PRODUCTS     TOTAL    VISUAL ONLY    NEW PRODUCTS     TOTAL
----------------------------------------------------------------------------------------------------------------------------
Q1 Guaranteed Product Quota                  ***              ***          ***        ***            ***             ***
----------------------------------------------------------------------------------------------------------------------------
   Visual HDL                                 X                              X          X                             X
   Visual Simulate VHDL                       X                              X          X                             X
   Visual Simulate Verilog                                                              X                             X
   T2G                                        X                              X          X                             X
   Visual IP                                  X                              X          X                             X
   HDL Score                                                    X            X                           X            X
   V-Cpu                                                        X            X                           X            X
   Virsim                                                       X            X                           X            X
   Behavioral Synthesis                                         X            X                           X            X
   ***                                                                                                   X            X
   ***                                                                                                   X            X
   ***                                       ***                                                         X            X
   ***                                       ***                                                         X            X
   ***                                                        $  ***                                  $  ***
----------------------------------------------------------------------------------------------------------------------------
Q2 Guaranteed Product Quota                  ***               ***           ***         ***            ***          ***
----------------------------------------------------------------------------------------------------------------------------
   Visual HDL                                 X                              X          X                             X
   Visual Simulate VHDL                       X                              X          X                             X
   Visual Simulate Verilog                                                              X                             X
   T2G                                        X                              X          X                             X
   Visual IP                                  X                              X          X                             X
   HDL Score                                                    X            X                           X            X
   V-Cpu                                                        X            X                           X            X
   Virsim                                                       X            X                           X            X
   Behavioral Synthesis                                         X            X                           X            X
   ***                                                                                                   X            X
   ***                                                                                                   X            X
   ***                                       ***                                                         X            X
   ***                                       ***                                                         X            X
   ***                                                        $  ***                                    ***
----------------------------------------------------------------------------------------------------------------------------
Q3 Guaranteed Product Quota                  ***               ***          ***         ***             ***          ***
----------------------------------------------------------------------------------------------------------------------------
   Visual HDL                                 X                              X          X                             X
   Visual Simulate VHDL                       X                              X          X                             X
   Visual Simulate Verilog                                                              X                             X
   T2G                                        X                              X          X                             X
   Visual IP                                  X                              X          X                             X
   HDL Score                                                    X            X                           X            X
   V-Cpu                                                        X            X                           X            X
   Virsim                                                       X            X                           X            X
   Behavioral Synthesis                                         X            X                           X            X
   ***                                                                       X                           X            X
   ***                                                          X            X                           X            X
   ***                                       ***                                                         X            X
   ***                                       ***                                                         X            X
   ***                                                        $ ***
----------------------------------------------------------------------------------------------------------------------------
Q4 Guaranteed Product Quota                 ***                 ***         ***        ***              ***          ***
----------------------------------------------------------------------------------------------------------------------------
   Visual HDL                                 X                              X          X                             X
   Visual Simulate VHDL                       X                              X          X                             X
   Visual Simulate Verilog                    X                              X          X                             X
   T2G                                        X                              X          X                             X
   Visual IP                                  X                              X          X                             X
   HDL Score                                                    X            X                           X            X
   V-Cpu                                                        X            X                           X            X
   Virsim                                                       X            X                           X            X
   Behavioral Synthesis                                         X            X                           X            X
   ***                                                                       X                           X            X
   ***                                                                       X            X                           X            X
   ***                                       ***                                                         X            X
   ***                                       ***                                                         X            X
   ***                                                        $ ***

Summit Total Annual Revenue                  ***                ***         ***       ***               ***          ***
     ***                                                          ***                                       ***
SII Total Annual Revenue                     ***                ***         ***       ***               ***          ***

Total End User Product Sales                 ***                ***         ***       ***               ***          ***


*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                 APPENDIX A (PAGE 2)

                             SII GUARANTEED PRODUCT QUOTA
                        Net to Summit in Thousands of Dollars

     SUMMIT PRODUCTS                         2000             2000         2000        2001            2001         2001
     ---------------                         ----             ----         ----        ----            ----         ----
                                          VISUAL ONLY     NEW PRODUCTS     TOTAL    VISUAL ONLY    NEW PRODUCTS     TOTAL
----------------------------------------------------------------------------------------------------------------------------
Q1 Guaranteed Product Quota                 ***            ***              ***      ***            ***              ***
----------------------------------------------------------------------------------------------------------------------------
     Visual HDL                               X                              X          X                             X
     Visual Simulate VHDL                     X                              X          X                             X
     Visual Simulate Verilog                  X                              X          X                             X
     T2G                                      X                              X          X                             X
     Visual IP                                X                              X          X                             X
     HDL Score                                                  X            X                           X            X
     V-Cpu                                                      X            X                           X            X
     Virsim                                                     X            X                           X            X
     Behavioral Synthesis                                       X            X                           X            X
     ***                                                        X            X                           X            X
     ***                                                        X            X                           X            X
     ***                                                        X            X                           X            X
     ***                                                        X            X                           X            X
     ***
----------------------------------------------------------------------------------------------------------------------------
Q2 Guaranteed Product Quota                 ***                ***          ***        ***              ***          ***
----------------------------------------------------------------------------------------------------------------------------
     Visual HDL                               X                              X          X                             X
     Visual Simulate VHDL                     X                              X          X                             X
     Visual Simulate Verilog                  X                              X          X                             X
     T2G                                      X                              X          X                             X
     Visual IP                                X                              X          X                             X
     HDL Score                                                  X            X                           X            X
     V-Cpu                                                      X            X                           X            X
     Virsim                                                     X            X                           X            X
     Behavioral Synthesis                                       X            X                           X            X
     ***                                                        X            X                           X            X
     ***                                                        X            X                           X            X
     ***                                                        X            X                           X            X
     ***                                                        X            X                           X            X
     ***
----------------------------------------------------------------------------------------------------------------------------
   Q3 Guaranteed Product Quota               ***               ***          ***        ***              ***          ***
----------------------------------------------------------------------------------------------------------------------------
     Visual HDL                               X                              X          X                             X
     Visual Simulate VHDL                     X                              X          X                             X
     Visual Simulate Verilog                  X                              X          X                             X
     T2G                                      X                              X          X                             X
     Visual IP                                X                              X          X                             X
     HDL Score                                                  X            X                           X            X
     V-Cpu                                                      X            X                           X            X
     Virsim                                                     X            X                           X            X
     Behavioral Synthesis                                       X            X                           X            X
     ***                                                        X            X                           X            X
     ***                                                        X            X                           X            X
     ***                                                        X            X                           X            X
     ***                                                        X            X                           X            X
     ***
----------------------------------------------------------------------------------------------------------------------------
Q4 Guaranteed Product Quota                  ***               ***          ***        ***              ***           ***
----------------------------------------------------------------------------------------------------------------------------
     Visual HDL                               X                              X          X                             X
     Visual Simulate VHDL                     X                              X          X                             X
     Visual Simulate Verilog                  X                              X          X                             X
     T2G                                      X                              X          X                             X
     Visual IP                                X                              X          X                             X
     HDL Score                                                  X            X                           X            X
     V-Cpu                                                      X            X                           X            X
     Virsim                                                     X            X                           X            X
     Behavioral Synthesis                                       X            X                           X            X
     ***                                                        X            X                           X            X
     ***                                                        X            X                           X            X
     ***                                                        X            X                           X            X
     ***                                                        X            X                           X            X
     ***

Summit Total Annual Revenue                  ***               ***          ***        ***              ***           ***

SII Total Annual Revenue                     ***               ***          ***        ***              ***           ***

Total End User Product Sales                 ***               ***          ***        ***              ***           ***


*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                 APPENDIX A (PAGE 3)

                             SII GUARANTEED PRODUCT QUOTA
                        Net to Summit in Thousands of Dollars

     SUMMIT PRODUCTS                         2002             2002         2002        2003            2003         2003
     ---------------                         ----             ----         ----        ----            ----         ----
                                          VISUAL ONLY     NEW PRODUCTS     TOTAL    VISUAL ONLY    NEW PRODUCTS     TOTAL
----------------------------------------------------------------------------------------------------------------------------
Q1 Guaranteed Product Quota                  ***               ***          ***        ***              ***          ***
----------------------------------------------------------------------------------------------------------------------------
  Visual HDL                                  X                              X          X                             X
  Visual Simulate VHDL                        X                              X          X                             X
  Visual Simulate Verilog                     X                              X          X                             X
  T2G                                         X                              X          X                             X
  Visual IP                                   X                              X          X                             X
  HDL Score                                                     X            X                           X            X
  V-Cpu                                                         X            X                           X            X
  Virsim                                                        X            X                           X            X
  Behavioral Synthesis                                          X            X                           X            X
  ***                                                           X            X                           X            X
  ***                                                           X            X                           X            X
  ***                                                           X            X                           X            X
  ***                                                           X            X                           X            X
  ***
----------------------------------------------------------------------------------------------------------------------------
Q2 Guaranteed Product Quota                  ***               ***          ***        ***              ***           ***
----------------------------------------------------------------------------------------------------------------------------
  Visual HDL                                  X                              X          X                             X
  Visual Simulate VHDL                        X                              X          X                             X
  Visual Simulate Verilog                     X                              X          X                             X
  T2G                                         X                              X          X                             X
  Visual IP                                   X                              X          X                             X
  HDL Score                                                     X            X                           X            X
  V-Cpu                                                         X            X                           X            X
  Virsim                                                        X            X                           X            X
  Behavioral Synthesis                                          X            X                           X            X
  ***                                                           X            X                           X            X
  ***                                                           X            X                           X            X
  ***                                                           X            X                           X            X
  ***                                                           X            X                           X            X
  ***
----------------------------------------------------------------------------------------------------------------------------
Q3 Guaranteed Product Quota                  ***               ***          ***        ***              ***           ***
----------------------------------------------------------------------------------------------------------------------------
  Visual HDL                                  X                              X          X                             X
  Visual Simulate VHDL                        X                              X          X                             X
  Visual Simulate Verilog                     X                              X          X                             X
  T2G                                         X                              X          X                             X
  Visual IP                                   X                              X          X                             X
  HDL Score                                                     X            X                           X            X
  V-Cpu                                                         X            X                           X            X
  Virsim                                                        X            X                           X            X
  Behavioral Synthesis                                          X            X                           X            X
  ***                                                           X            X                           X            X
  ***                                                           X            X                           X            X
  ***                                                           X            X                           X            X
  ***                                                           X            X                           X            X
  ***
----------------------------------------------------------------------------------------------------------------------------
Q4 Guaranteed Product Quota                  ***               ***          ***        ***              ***           ***
----------------------------------------------------------------------------------------------------------------------------
  Visual HDL                                  X                              X          X                             X
  Visual Simulate VHDL                        X                              X          X                             X
  Visual Simulate Verilog                     X                              X          X                             X
  T2G                                         X                              X          X                             X
  Visual IP                                   X                              X          X                             X
  HDL Score                                                     X            X                           X            X
  V-Cpu                                                         X            X                           X            X
  Virsim                                                        X            X                           X            X
  Behavioral Synthesis                                          X            X                           X            X
  ***                                                           X            X                           X            X
  ***                                                           X            X                           X            X
  ***                                                           X            X                           X            X
  ***                                                           X            X                           X            X
  ***

Summit Total Annual Revenue                  ***             ***            ***         ***             ***          ***
SII Total Annual Revenue                     ***             ***            ***         ***             ***          ***
Total End User Product Sales                 ***             ***            ***         ***             ***          ***



*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.